Supplemental Operating & Financial Data Second Quarter Ended June 30, 2020

Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Covid-19 Business Update 15 Glossary 16-17 1 Supplemental Financial and Operating Information | As of June 30, 2020

# Financial Summary

## Consolidated Statements of Operations

| (in thousands, except share and per share data) | Three Months Ended June 30, 2020 (unaudited) | Three Months Ended June 30, 2019 (unaudited) | Six Months Ended June 30, 2020 (unaudited) | Six Months Ended June 30, 2019 (unaudited) |
|---|---|---|---|---|
| **Revenues:** | | | | |
| Rental revenue[1,2] | $ 36,465 | $ 32,111 | $ 76,007 | $ 62,884 |
| Interest on loans and direct financing leases | 2,037 | 403 | 3,976 | 729 |
| Other revenue | 1 | 241 | 8 | 248 |
| **Total revenues** | 38,503 | 32,755 | 79,991 | 63,861 |
| **Expenses:** | | | | |
| Interest | 7,403 | 5,779 | 14,236 | 12,867 |
| General and administrative[3] | 6,253 | 4,737 | 13,789 | 8,925 |
| Property expenses[4] | 572 | 645 | 945 | 1,892 |
| Depreciation and amortization | 13,464 | 10,105 | 26,476 | 19,225 |
| Provision for impairment of real estate | 1,486 | 481 | 1,859 | 1,921 |
| Provision for loan losses | 48 | — | 516 | — |
| **Total expenses** | 29,226 | 21,747 | 57,821 | 44,830 |
| **Other operating income:** | | | | |
| Gain on dispositions of real estate, net | 1,093 | 3,474 | 2,968 | 4,150 |
| **Income from operations** | 10,370 | 14,482 | 25,138 | 23,181 |
| **Other (loss)/income:** | | | | |
| Loss on repayment and repurchase of secured borrowings[5] | — | (4,353) | (924) | (4,353) |
| Interest income | 144 | 518 | 375 | 609 |
| **Income before income tax expense** | 10,514 | 10,647 | 24,589 | 19,437 |
| Income tax expense | 70 | 76 | 101 | 143 |
| **Net income** | 10,444 | 10,571 | 24,488 | 19,294 |
| Net income attributable to non-controlling interests | (63) | (2,620) | (147) | (5,214) |
| **Net income attributable to stockholders and members** | $ 10,381 | $ 7,951 | $ 24,341 | $ 14,080 |
| **Basic weighted-average shares outstanding** | 91,604,397 | 57,103,676 | 90,963,400 | 51,204,733 |
| **Basic net income per share** | $ 0.11 | $ 0.14 | $ 0.27 | $ 0.27 |
| **Diluted weighted-average shares outstanding** | 92,483,898 | 76,665,905 | 91,908,098 | 70,686,969 |
| **Diluted net income per share** | $ 0.11 | $ 0.14 | $ 0.26 | $ 0.27 |

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $56, $226, $257, and $575 for the three and six months ended June 30, 2020 and 2019, respectively.
2. Includes reimbursable income from the Company's tenants of $255, $198, $420, and $941 for the three and six months ended June 30, 2020 and 2019, respectively.
3. During the three and six months ended June 30, 2020, includes non-recurring expenses of $441 and $1,093 for costs and charges incurred in connection with the termination of one of our executive officers and $119 of non-recurring recruiting costs.
4. Includes reimbursable expenses from the Company's tenants $255, $198, $420, and $941 for the three and six months ended June 30, 2020 and 2019, respectively.
5. Includes the write-off of $924 of deferred financing costs during the six months ended June 30, 2020 and, during the three and six months ended June 30, 2019, includes premium paid on repurchase of notes issued under our Master Trust Funding Program of $1,400, the write-off of $2,853 of deferred financing costs related to the repurchased notes and $100 of legal costs related to the repurchase.

2 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

# Financial Summary

## Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)

| (unaudited, in thousands except per share amounts) | Three months ended June 30, 2020 | Three months ended June 30, 2019 | Six months ended June 30, 2020 | Six months ended June 30, 2019 |
|---|---|---|---|---|
| **Net income** | $ 10,444 | $ 10,571 | $ 24,488 | $ 19,294 |
| Depreciation and amortization of real estate | 13,439 | 10,081 | 26,427 | 19,178 |
| Provision for impairment of real estate | 1,486 | 481 | 1,859 | 1,921 |
| Gain on dispositions of real estate, net | (1,093) | (3,474) | (2,968) | (4,150) |
| **Funds from Operations** | 24,276 | 17,659 | 49,806 | 36,243 |
| Other non-recurring expenses[1] | 560 | 4,353 | 2,136 | 4,353 |
| **Core Funds from Operations** | 24,837 | 22,012 | 51,942 | 40,596 |
| Adjustments: | | | | |
| Straight-line rental revenue, net | (2,170) | (2,994) | (5,361) | (5,897) |
| Non-cash interest expense | 237 | 709 | 771 | 1,525 |
| Non-cash compensation expense | 1,399 | 1,247 | 2,690 | 2,473 |
| Other amortization expense | 919 | 213 | 1,353 | 440 |
| Other non-cash charges | 48 | 3 | 516 | 7 |
| Capitalized interest expense | (65) | (45) | (160) | (70) |
| Transaction costs | 42 | — | 109 | — |
| **Adjusted Funds from Operations** | $ 25,247 | $ 21,145 | $ 51,861 | $ 39,074 |
| | | | | |
| **FFO per share[2]:** | | | | |
| Basic | $ 0.26 | $ 0.23 | $ 0.54 | $ 0.51 |
| Diluted | $ 0.26 | $ 0.23 | $ 0.54 | $ 0.51 |
| **Core FFO per share[2]:** | | | | |
| Basic | $ 0.27 | $ 0.29 | $ 0.57 | $ 0.57 |
| Diluted | $ 0.27 | $ 0.29 | $ 0.56 | $ 0.57 |
| **AFFO per share[2]:** | | | | |
| Basic | $ 0.27 | $ 0.28 | $ 0.57 | $ 0.56 |
| Diluted | $ 0.27 | $ 0.27 | $ 0.56 | $ 0.55 |
| | | | | |
| **Additional supplemental disclosure:** | | | | |
| Scheduled principal repayments | $ 965 | $ 1,425 | $ 1,918 | $ 3,390 |
| Contractual deferred rents included in total revenues | 9,756 | — | 9,756 | — |
| | | | | |
| Reduction of revenue for non-accrual tenants: | | | | |
| Cash | $ 2,501 | $ 21 | $ 3,242 | $ 25 |
| Straight-line | 2,259 | — | 2,263 | — |
| Total reduction of revenue for non-accrual tenants | $ 4,760 | $ 21 | $ 5,505 | $ 25 |

1. Includes non-recurring expenses of $441 and $1,093 for accruals of severance payments and acceleration of non-cash compensation expense in connection with the termination of an executive officers during the three and six months ended June 30, 2020, $119 of non-recurring recruiting costs during the same periods and our $924 loss on repayment of secured borrowings during the six months ended June 30, 2020.
2. Calculations exclude $77, $112, $207 and $267 from the numerator for the three and six months ended June 30, 2020 and 2019, respectively, related to dividends paid on unvested restricted share awards and restricted share units.

3 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

Financial Summary Consolidated Balance Sheets June 30, 2020 December 31, 2019 (in thousands, except share and per share amounts) (unaudited) (audited) ASSETS Investments: Real estate investments, at cost: Land and improvements $ 646,445 $ 588,279 Building and improvements 1,341,421 1,224,682 Lease incentive 11,807 4,908 Construction in progress 10,965 12,128 Intangible lease assets 79,177 78,922 Total real estate investments, at cost 2,089,815 1,908,919 Less: accumulated depreciation and amortization (113,235) (90,071) Total real estate investments, net 1,976,580 1,818,848 Loans and direct financing lease receivables, net 101,007 92,184 Real estate investments held for sale, net 1,792 1,211 Net investments 2,079,379 1,912,243 Cash and cash equivalents 100,839 8,304 Restricted cash 8,665 13,015 Straight-line rent receivable, net 31,287 25,926 Rent receivables, prepaid expenses and other assets, net 27,072 15,959 Total assets $ 2,247,242 $ 1,975,447 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ 172,662 $ 235,336 Unsecured term loans, net of deferred financing costs 625,941 445,586 Revolving credit facility — 46,000 Intangible lease liabilities, net 9,129 9,564 Dividend payable 21,545 19,395 Derivative liabilities 46,443 4,083 Accrued liabilities and other payables 13,139 13,371 Total liabilities 888,859 773,334 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of June 30, 2020 and December 31, 2019 — — Common stock, $0.01 par value; 500,000,000 authorized; 93,024,022 and 83,761,151 issued and outstanding as of June 30, 2020 and December 31, 2019, respectively 930 838 Additional paid-in capital 1,440,828 1,223,043 Distributions in excess of cumulative earnings (45,915) (27,482) Accumulated other comprehensive loss (44,758) (1,949) Total stockholders' equity 1,351,085 1,194,450 Non-controlling interests 7,298 7,663 Total equity 1,358,383 1,202,113 Total liabilities and equity $ 2,247,242 $ 1,975,447 4 Supplemental Financial and Operating Information | As of June 30, 2020

Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics Three Months Ended (unaudited, in thousands) June 30, 2020 Net income $ 10,444 Depreciation and amortization 13,464 Interest expense 7,403 Interest income (144) Income tax expense 70 EBITDA 31,237 Provision for impairment of real estate 1,486 Gain on dispositions of real estate, net (1,093) EBITDAre 31,630 Adjustment for current quarter acquisition and disposition activity1 401 Adjustment to exclude other non-recurring expenses2 3,431 Adjusted EBITDAre - Current Estimated Run Rate 35,462 General and administrative 5,692 Adjusted net operating income ("NOI") 41,154 Straight-line rental revenue, net1 (4,473) Other amortization expense 919 Adjusted Cash NOI $ 37,600 Annualized EBITDAre $ 126,520 Annualized Adjusted EBITDAre $ 141,848 Annualized Adjusted NOI $ 164,617 Annualized Adjusted Cash NOI $ 150,401 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all investments in and dispositions of real estate made during the three months ended June 30, 2020 had occurred on April 1, 2020. 2. Adjustment excludes $560 of non-core expenses added back to compute Core FFO, the $48 adjustment to our provision for loan loss and a $2,823 write-off of receivables from prior periods. 5 Supplemental Financial and Operating Information | As of June 30, 2020

Financial Summary Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) June 30, 2020 Rate Maturity1 Secured debt: Series 2017-1, Class A $ 159,491 4.10% 4.0 years Series 2017-1, Class B 15,669 5.11% 4.0 years Total secured debt 175,160 4.19% 4.0 years Unsecured debt: $200mm term loan 200,000 3.26% 3.8 years $430mm term loan 430,000 2.51% 6.4 years Revolving credit facility2 — LIBOR plus 1.25% to 1.85% 2.8 years Total unsecured debt 630,000 2.75% 5.6 years Gross debt 805,160 3.06% 5.2 years Less: cash & cash equivalents (100,839) Less: restricted cash deposits held for the benefit of lenders (8,665) Net debt 695,656 Equity: Preferred stock — Common stock & OP units (93,577,869 shares @ $14.84/share as of 6/30/20)3 1,388,696 Total equity 1,388,696 Total enterprise value ("TEV") $ 2,084,352 Net Debt / TEV 33.4% Net Debt / Annualized Adjusted EBITDAre 4.9x 1. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 3. Common equity & units as of June 30, 2020, based on 93,024,022 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests. 6 Supplemental Financial and Operating Information | As of June 30, 2020

# Net Investment Activity

## Investment Summary


Investment Activity ($000s)
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$133,745
$103,660
$118,187
$190,280
$173,590
$204,709
$167,490
$42,369

| Investments | 3Q 2018 | 4Q 2018 | 1Q 2019 | 2Q 2019[6] | 3Q 2019[7] | 4Q 2019[8] | 1Q 2020[9] | 2Q 2020 |
|---|---|---|---|---|---|---|---|---|
| Number of Transactions | 34 | 24 | 35 | 32 | 28 | 41 | 32 | 11 |
| Property Count | 62 | 39 | 51 | 91 | 139 | 94 | 63 | 13 |
| Avg. Investment per Unit (in 000s) | $2,042 | $2,572 | $2,303 | $2,015 | $1,174 | $2,049 | $2,551 | $2,870 |
| Cash Cap Rates[1] | 7.6% | 7.6% | 7.5% | 7.3% | 7.5% | 7.3% | 7.1% | 7.4% |
| GAAP Cap Rates[2] | 8.5% | 8.5% | 8.4% | 8.1% | 8.2% | 8.0% | 8.0% | 8.1% |
| Master Lease %[3,4] | 58% | 57% | 47% | 67% | 73% | 41% | 54% | 68% |
| Sale-Leaseback %[3,5] | 77% | 83% | 78% | 65% | 88% | 81% | 88% | 100% |
| % of Financial Reporting[3] | 100% | 90% | 100% | 100% | 100% | 99% | 100% | 100% |
| Rent Coverage Ratio | 2.7x | 2.8x | 3.2x | 3.2x | 3.2x | 3.1x | 2.7x | 4.3x |
| Lease Term Years | 16.1 | 16.6 | 15.1 | 15.3 | 16.6 | 16.3 | 16.1 | 16.7 |

1. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs.
2. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs.
3. As a percentage of cash ABR for that particular quarter.
4. Includes investments in mortgage loan receivables collateralized by more than one property.
5. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions.
6. Includes three properties that secured $16.8 million of mortgage loans receivable.
7. Includes 71 properties that secured $35.3 million of mortgage loans receivable.
8. Includes 18 properties that secured $34.6 million of mortgage loans receivable.
9. Includes one property that secured $5.3 million of mortgage loans receivable.

7 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

Net Investment Activity Disposition Summary $30,000 $26,804 1 $25,000 $19,406 $19,542 $19,495 $19,571 $20,000 $15,229 $15,000 $10,480 Disposition $10,000 Activity Activity ($000s) $5,000 $3,420 $0 Dispositions 3Q 2018 4Q 2018 1Q 2019 2Q 20197 3Q 2019 4Q 2019 1Q 2020 2Q 2020 6 5 Realized Gain/(Loss)1,2 (6.6%) 0.4% 2.9% 1.3% 17.8% 8.5% 3.2% 27.8% 6 5 Cash Cap Rate on Leased Assets3 6.8% 6.9% 6.6% 7.0% 6.7% 6.9% 7.1% 6.8% Leased Properties Sold4 17 7 7 10 9 7 10 3 Vacant Properties Sold4 4 1 -- 1 1 1 -- -- 6 5 Rent Coverage Ratio 1.8x 1.8x 1.8x 1.5x 1.1x 1.7x 0.7x 1.3x 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our aggregate allocated purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions in which only a portion of the owned parcel is sold. 5. Excludes one property sold pursuant to an existing tenant purchase option. 6. Excludes the sale of one leasehold property. 7. Excludes the prepayment of two mortgage loans receivable for $4.6 million. 8 Supplemental Financial and Operating Information | As of June 30, 2020

Portfolio Summary Portfolio Highlights As of June 30, 2020 Investment Properties (#)1 1,060 Square Footage (mm) 8.5 Tenants (#) 215 Concepts (#) 289 Industries (#) 16 States (#) 43 Weighted Average Remaining Lease Term (Years) 14.6 Triple-Net Leases (% of Cash ABR) 93.8% Master Leases (% of Cash ABR) 60.1% Sale-Leaseback (% of Cash ABR)2,3 81.5% Unit-Level Rent Coverage 3.0x Unit-Level Financial Reporting (% of Cash ABR) 98.3% Leased (%) 99.6% Top 10 Tenants (% of Cash ABR) 23.0% Average Investment Per Property ($mm) $2.0 Total Cash ABR ($mm) $160.9 1. Includes one undeveloped land parcel and 92 properties that secure mortgage loans receivable. 2. Exclusive of GE Seed Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. 9 Supplemental Financial and Operating Information | As of June 30, 2020

# Portfolio Summary

## Tenant and Industry Diversification

### Top 10 Tenant Exposure

| Top 10 Tenants[1] | Properties | % of Cash ABR |
|---|---|---|
| Captain D's | 74 | 3.2% |
| Cadence Education | 23 | 2.9% |
| Mister | 13 | 2.7% |
| amc | 5 | 2.3% |
| Couche-Tard | 34 | 2.3% |
| Equipment Share | 11 | 2.2% |
| Malvern School | 13 | 2.0% |
| GPM Investments, LLC | 26 | 1.8% |
| VASA | 5 | 1.8% |
| Carrols | 24 | 1.8% |
| **Top 10 Tenants** | **228** | **23.0%** |
| **Total** | **1,060** | **100.0%** |

### Diversification by Industry

| Tenant Industry | Type of Business | Cash ABR ($'000s) | % of Cash ABR | # of Properties[2] | Building SqFt | Rent Per SqFt[3] |
|---|---|---|---|---|---|---|
| Quick Service | Service | $ 23,037 | 14.3% | 314 | 839,474 | $ 27.66 |
| Early Childhood Education | Service | 21,640 | 13.5% | 94 | 974,143 | 21.51 |
| Car Washes | Service | 19,226 | 12.0% | 82 | 384,242 | 48.89 |
| Medical / Dental | Service | 18,109 | 11.3% | 105 | 662,465 | 26.56 |
| Convenience Stores | Service | 16,476 | 10.2% | 143 | 581,486 | 28.33 |
| Automotive Service | Service | 8,935 | 5.6% | 78 | 457,340 | 19.54 |
| Casual Dining | Service | 8,850 | 5.5% | 61 | 371,825 | 23.80 |
| Other Services | Service | 6,457 | 4.0% | 30 | 377,855 | 17.09 |
| Family Dining | Service | 5,426 | 3.4% | 36 | 211,085 | 27.03 |
| Pet Care Services | Service | 5,415 | 3.4% | 33 | 214,718 | 20.20 |
| **Service Subtotal** | | **$ 133,572** | **83.0%** | **976** | **5,074,633** | **$ 25.87** |
| Health and Fitness | Experience | 10,830 | 6.7% | 25 | 1,004,189 | 10.78 |
| Entertainment | Experience | 6,246 | 3.9% | 18 | 647,483 | 10.24 |
| Movie Theatres | Experience | 4,343 | 2.7% | 6 | 293,206 | 14.81 |
| **Experience Subtotal** | | **$ 21,419** | **13.3%** | **49** | **1,944,878** | **$ 11.23** |
| Home Furnishings | Retail | 2,225 | 1.4% | 7 | 383,415 | 5.80 |
| Grocery | Retail | 955 | 0.6% | 4 | 161,296 | 5.92 |
| **Retail Subtotal** | | **$ 3,180** | **2.0%** | **11** | **544,711** | **$ 5.84** |
| Building Materials | Other | 2,696 | 1.7% | 19 | 896,956 | 3.01 |
| **Total** | | **$ 160,866** | **100.0%** | **1,055** | **8,461,178** | **$ 18.81** |

1. Represents tenant, guarantor or parent company.
2. Property count includes 92 properties that secure mortgage loans receivable, but excludes one undeveloped land parcel and four vacant properties.
3. Calculation excludes properties with no annualized base rent and properties under construction.

10 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

# Portfolio Summary
## Portfolio Health

### Tenant Financial Reporting

| Tenant Financial Reporting Requirements | % of Cash ABR |
|---|---|
| Unit-Level Financial Information | 98.3% |
| Corporate-Level Financial Reporting | 98.7% |
| Both Unit-Level and Corporate-Level Financial Information | 98.1% |
| No Financial Information | 1.1% |

### % of Cash ABR by Unit-Level Coverage Tranche[1]



< 1.00x
3.2%
1.00x to 1.49x 9.8%
1.50x to 1.99x 15.6%
Not reported 1.1%
≥ 2.00x 70.3%

### Unit-Level Coverage by Tenant Credit[2]



% of Cash ABR
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
CCC+
B-
B
B+
BB-
BB
BB+
BBB-
BBB
BBB+
A-
A
A+
AA-
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

### Unit-Level Coverage by Lease Expiration



% of Cash ABR
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
41.4%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Thereafter
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Note: 'NR' means not reported.
1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases.
2. The chart illustrates the portions of annualized base rent as of June 30, 2020 attributable to leases with tenants having specified implied credit ratings based on their Moody's RiskCalc scores. Moody's equates the EDF scores generated using RiskCalc with a corresponding credit rating.

11 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

# Leasing Summary

## Leasing Expiration Schedule, Lease Renewal Activity and Statistics

### Annual Lease Expiration by Cash ABR

| Year[1] | Cash ABR | % of Cash ABR | # of Properties[2] | Wgt. Avg. Coverage[3] |
|---|---|---|---|---|
| 2020 | $ 90 | 0.1% | 1 | 1.9x |
| 2021 | 139 | 0.1% | 2 | 3.5x |
| 2022 | 773 | 0.5% | 5 | 3.8x |
| 2023 | 823 | 0.5% | 10 | 3.4x |
| 2024 | 4,648 | 2.9% | 46 | 4.1x |
| 2025 | 1,443 | 0.9% | 13 | 3.3x |
| 2026 | 2,395 | 1.5% | 14 | 2.1x |
| 2027 | 4,243 | 2.6% | 28 | 3.2x |
| 2028 | 4,491 | 2.8% | 18 | 2.4x |
| 2029 | 4,996 | 3.1% | 70 | 3.9x |
| 2030 | 3,764 | 2.3% | 46 | 4.7x |
| 2031 | 8,497 | 5.3% | 46 | 3.0x |
| 2032 | 11,029 | 6.9% | 56 | 4.1x |
| 2033 | 10,332 | 6.4% | 40 | 2.6x |
| 2034 | 25,121 | 15.6% | 197 | 3.2x |
| 2035 | 9,036 | 5.6% | 68 | 2.7x |
| 2036 | 2,486 | 1.5% | 21 | 1.4x |
| 2037 | 7,892 | 4.9% | 52 | 3.7x |
| 2038 | 16,183 | 10.1% | 90 | 2.2x |
| 2039 | 28,191 | 17.5% | 159 | 2.6x |
| Thereafter | 14,297 | 8.9% | 73 | 2.6x |
| **Total** | **$160,866** | **100.0%** | **1,055** | **3.0x** |

### Leasing Activity – Trailing 12 Months

| | Lease | Terminated Leases Re-Leased | | Total |
|---|---|---|---|---|
| $(000)s | Renewals | Without Vacancy | After Vacancy | Leasing |
| Prior Cash ABR | $ 122 | $ 5,360 | 243 | $ 5,725 |
| New Cash ABR[4] | 132 | 4,312 | 218 | 4,661 |
| Recovery Rate | 107.6% | 80.4% | 89.7% | 81.4% |
| Number of Leases | 3 | 16 | 2 | 21 |
| Average Months Vacant | - | - | 3.9 | - |
| % of Total Cash ABR[5] | 0.1% | 2.7% | 0.1% | 2.9% |

### Leasing Statistics

| | |
|---|---|
| **Vacant Properties at March 31, 2020** | **5** |
| Expiration Activity | 0 |
| Leasing Activity | - 2 |
| Vacant Property Sales | 0 |
| Lease Termination | + 1 |
| **Vacant Properties at June 30, 2020** | **4** |

1. Expiration year of contracts in place as of June 30, 2020 and excludes any tenant option renewal periods that have not been exercised.
2. Property count includes 92 properties that secure mortgage loans receivable, but excludes one undeveloped land parcel and four vacant properties.
3. Weighted by cash ABR as of June 30, 2020.
4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods.
5. New cash ABR divided by total cash ABR as of June 30, 2020.

12 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

Leasing Summary Same-Store Analysis Defined Terms Same-Store Portfolio Performance Same-Store Portfolio: Contractual Cash Rent ($000s) % All properties owned, excluding new sites Type of Business 2Q 2020 2Q 2019 Change under construction, for the entire same-store Service $ 20,101 $ 19,996 0.5% Experience 4,510 4,548 -0.8% measurement period, which is April 1, 2019 Retail 553 1,395 -60.3% through June 30, 2020. The same-store Industrial 674 661 2.0% portfolio for 2Q 2020 is comprised of 651 Total Same-Store Rent $ 25,838 $ 26,599 -2.9% properties and represented ~64% of our total - Property Operating Expense1 121 366 -67.1% portfolio as measured by contractual cash Total Same-Store NOI $ 25,717 $ 26,233 -2.0% rent divided by our cash ABR at June 30, 2020. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in- place lease as of June 30, 2020; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period 1. Excludes reimbursable property operating expenses. 13 Supplemental Financial and Operating Information | As of June 30, 2020

Leasing Summary Lease Escalations Lease Escalation Frequency Lease Escalation Type Weighted Average Flat Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 0.9% CPI- Annually 78.6% 1.6% Based Every 2 years 2.4 1.4 4.4% Every 3 years 0.9 1.5 Every 4 years 0.5 0.8 Every 5 years 12.9 1.4 Other escalation frequencies 3.9 0.8 Contractual Fixed Flat 0.9 0.0 94.7% Total / Weighted Average 100.0% 1.5% • Leases contributing 99.1% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 3.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI • 63.6% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property 1. Based on cash ABR as of June 30, 2020. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. 14 Supplemental Financial and Operating Information | As of June 30, 2020

# COVID-19 Impact on Portfolio

## Portfolio Operating Stats, Rent Collection and Deferral Information

| Reported Period | April | May | June | 2Q 2020 | July |
|---|---|---|---|---|---|
| **Portfolio** | | | | | |
| **% Open** | **48%** | **61%** | **73%** | -- | **80%** |
| % Limited | 23% | 21% | 16% | -- | 13% |
| % Closed | 29% | 18% | 11% | -- | 7% |
| **% Open + % Limited** | **71%** | **82%** | **89%** | -- | **93%** |
| **Rent Collection[1]** | | | | | |
| **Paid** | **68%** | **67%** | **72%** | **69%** | **87%** |
| **Deferred** | **30%** | **32%** | **26%** | **29%** | **10%** |
| -- Recognized[2] | 26% | 28% | 21% | 25% | 6% |
| -- Non-Recognized[2] | 4% | 4% | 5% | 4% | 4% |
| **Other** | **2%** | **2%** | **2%** | **2%** | **3%** |
| -- Unresolved Rent[3] | 1% | <1% | <1% | <1% | 3% |
| -- Lost / Abated[4] | 1% | 1% | 1% | 1% | <1% |

- **Rent Deferral Agreements:** We granted rent deferrals requests to 85 different tenants across 299 properties in our portfolio. The average granted deferral length is less than five months with an average payback period of 14 months. In aggregate, these deferrals represent $18.1mm in cash rent. As 2Q'20-end, we had approximately $6.6mm of remaining rent deferrals for future periods

Note: All ratios for April, May, June, and 2Q'20 represent percentage of cash ABR as of June 30, 2020, excluding all cash ABR from 2Q 2020 investment activity. All ratios for July represent cash ABR as of June 30, 2020.
1. Percentages may not add up due to rounding.
2. Recognized rent deferrals are included in revenue on our income statement while non-recognized rent deferrals are accounted for on a non-accrual basis and are not included in revenue.
3. Uncollected contractual cash rents from non-accrual tenants that were not subject to a lease deferral in the period.
4. Rent that has either been lost due to lease termination or abated temporarily.

15 Supplemental Financial and Operating Information | As of June 30, 2020 ESSENTIAL PROPERTIES

# COVID-19 Impact on Portfolio
## Tenant Industry Breakdown

| Tenant Industry | Projected Recovery | Level of Impact | % of ABR[1,2] | % Open[2] | % Limited[2] | % Closed[2] | % of Total Closed ABR[1,2] | % of July ABR[1] Collected | % of Total Deferred Rent |
|---|---|---|---|---|---|---|---|---|---|
| Quick Service | Fast | Light | 14.3% | 16% | 81% | 3% | 7% | 90% | 6% |
| Child Care | Moderate | Severe | 13.5% | 99% | 0% | 1% | 2% | 82% | 26% |
| Car Wash | Fast | Light | 12.0% | 100% | 0% | 0% | 1% | 100% | 4% |
| Medical / Dental | Fast | Moderate | 11.3% | 100% | 0% | 0% | 1% | 95% | 8% |
| C-Store | Fast | Light | 10.2% | 97% | 2% | 1% | 1% | 97% | 2% |
| Health & Fitness | Moderate | Severe | 6.7% | 90% | 2% | 9% | 9% | 67% | 11% |
| Auto Service | Fast | Light | 5.6% | 100% | 0% | 0% | 0% | 100% | 3% |
| Casual Dining | Slow | Severe | 5.5% | 73% | 16% | 11% | 9% | 74% | 5% |
| Other Service | Fast | Light | 4.0% | 100% | 0% | 0% | 0% | 100% | 0% |
| Entertainment | Slow | Severe | 3.9% | 63% | 0% | 37% | 21% | 79% | 3% |
| Family Dining | Slow | Severe | 3.4% | 85% | 6% | 9% | 5% | 61% | 6% |
| Pet Care | Fast | Light | 3.4% | 100% | 0% | 0% | 0% | 79% | 14% |
| Movie Theatres | Slow | Severe | 2.7% | 0% | 0% | 100% | 40% | 15% | 10% |
| Building Materials | Fast | Light | 1.7% | 100% | 0% | 0% | 0% | 100% | 0% |
| Furniture | Moderate | Severe | 1.4% | 70% | 0% | 30% | 6% | 100% | 2% |
| Grocery | Fast | Light | 0.6% | 100% | 0% | 0% | 0% | 100% | 0% |
| **Total** | -- | -- | -- | **80%** | **13%** | **7%** | -- | **87%** | -- |
| | | | | | | | | | |
| Light | -- | -- | 52% | 75% | 24% | 1% | 8% | 95% | 29% |
| Moderate | -- | -- | 11% | 100% | 0% | 0% | 1% | 95% | 8% |
| Severe | -- | -- | 37% | 80% | 3% | 17% | 91% | 72% | 63% |
| | | | | | | | | | |
| Fast | -- | -- | 63% | 79% | 20% | 1% | 9% | 95% | 37% |
| Moderate | -- | -- | 22% | 94% | 1% | 5% | 17% | 79% | 39% |
| Slow | -- | -- | 15% | 60% | 7% | 33% | 74% | 62% | 24% |

1. Property operating status as of July 27, 2020, as measured by cash ABR.
2. Cash ABR as of June 30, 2020.

16

Supplemental Financial and Operating Information | As of June 30, 2020

ESSENTIAL PROPERTIES

Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it Our reported results are presented in accordance with U.S. generally removes the effect of unusual items that are not expected to impact our accepted accounting principles ("GAAP"). We also disclose funds from operating performance on an ongoing basis. Core FFO is used by operations (“FFO”), core funds from operations (“Core FFO”) and adjusted management in evaluating the performance of our core business funds from operations (“AFFO”), each of which is a non-GAAP financial operations. Items included in calculating FFO that may be excluded in measures. We believe these non-GAAP financial measures are industry calculating Core FFO include items like certain transaction related gains, measures used by analysts and investors to compare the operating losses, income or expense or other non-core amounts as they occur. performance of REITs. To derive AFFO, we modify the NAREIT computation of FFO to include We compute FFO in accordance with the definition adopted by the Board other adjustments to GAAP net income related to certain items that we of Governors of the National Association of Real Estate Investment Trusts believe are not indicative of our operating performance, including straight- ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to line rental revenue, non-cash interest expense, non-cash compensation exclude extraordinary items (as defined by GAAP), net gain or loss from expense, other amortization and non-cash charges, capitalized interest sales of depreciable real estate assets, impairment write-downs expense and transaction costs. Such items may cause short-term associated with depreciable real estate assets and real estate-related fluctuations in net income but have no impact on operating cash flows or depreciation and amortization (excluding amortization of deferred long-term operating performance. We believe that AFFO is an additional financing costs and depreciation of non-real estate assets), including the useful supplemental measure for investors to consider to assess our pro rata share of such adjustments of unconsolidated subsidiaries. FFO is operating performance without the distortions created by non-cash and used by management, and may be useful to investors and analysts, to certain other revenues and expenses. facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of FFO, Core FFO and AFFO do not include all items of revenue and real estate depreciation and amortization and net gains and losses on expense included in net income, they do not represent cash generated sales (which are dependent on historical costs and implicitly assume that from operating activities, and they are not necessarily indicative of cash the value of real estate diminishes predictably over time, rather than available to fund cash requirements; accordingly, they should not be fluctuating based on existing market conditions). considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in We compute Core FFO by adjusting FFO, as defined by NAREIT, to addition to, and not in lieu of, GAAP financial measures. Additionally, our exclude certain GAAP income and expense amounts that we believe are computation of FFO, Core FFO and AFFO may differ from the infrequent and unusual in nature and/or not related to our core real estate methodology for calculating these metrics used by other equity REITs and, operations. Exclusion of these items from similar FFO-type metrics is therefore, may not be comparable to similarly titled measures reported by common within the equity REIT industry, and management believes that other equity REITs. presentation of Core FFO provides investors with a metric to assist in their 17 Supplemental Financial and Operating Information | As of June 30, 2020

Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and may not be comparable to similarly titled measures reported by other amortization for real estate (“EBITDA”), EBITDA further adjusted to equity REITs. exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) Net Debt and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted We calculate our net debt as our gross debt (defined as total debt plus net industry measures used by analysts and investors to compare the deferred financing costs on our secured borrowings) less cash and cash operating performance of REITs. equivalents and restricted cash deposits held for the benefit of lenders. EBITDA and EBITDAre We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could We compute EBITDA as earnings before interest, income taxes and be used to repay debt, provides an estimate of the net contractual amount depreciation and amortization. In 2017, NAREIT issued a white paper of borrowed capital to be repaid, which we believe is a beneficial recommending that companies that report EBITDA also report EBITDAre. disclosure to investors and analysts. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) NOI and Cash NOI excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are We compute NOI as total revenues less property expenses. NOI excludes measures commonly used in our industry and we believe that these all other items of expense and income included in the financial statements measures are useful to investors and analysts because they provide in calculating net income or loss. Cash NOI further excludes non-cash important supplemental information concerning our operating items included in total revenues and property expenses, such as straight- performance, exclusive of certain non-cash and other costs. We use line rental revenue and other amortization and non-cash charges. We EBITDA and EBITDAre as measures of our operating performance and believe NOI and Cash NOI provide useful and relevant information not as measures of liquidity. because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered EBITDA and EBITDAre do not include all items of revenue and expense basis. included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash NOI and Cash NOI are not measurements of financial performance under available to fund cash requirements; accordingly, the should not be GAAP. You should not consider our NOI and Cash NOI as alternatives to considered alternatives to net income as a performance measure or cash net income or cash flows from operating activities determined in flows from operations as a liquidity measure and should be considered in accordance with GAAP. Additionally, our computation of NOI and Cash addition to, and not in lieu of, GAAP financial measures. Additionally, our NOI may differ from the methodology for calculating these metrics used by computation of EBITDA and EBITDAre may differ from the methodology other equity REITs and, therefore, may not be comparable to similarly for calculating these metrics used by other equity REITs and, therefore, titled measures reported by other equity REITs. 18 Supplemental Financial and Operating Information | As of June 30, 2020

Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI GE Seed Portfolio We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate GE seed portfolio means our acquisition of a portfolio of 262 net leased calculated as if all investment and disposition activity that took place properties on June 16, 2016, consisting primarily of restaurants, that were during the quarter had been made on the first day of the quarter, ii) to being sold as part of the liquidation of General Electric Capital Corporation exclude certain GAAP income and expense amounts that we believe are for an aggregate purchase price of $279.8 million (including transaction infrequent and unusual in nature and iii) to eliminate the impact of lease costs). termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these GAAP Cap Rate estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all GAAP Cap Rate means annualized rental income computed in investments as of the end of the current quarter. You should not unduly accordance with GAAP for the first full month after investment divided by rely on these measures, as they are based on assumptions and estimates the purchase price, as applicable, for the property. that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates Cash Cap Rate of current run rates. Cash Cap Rate means annualized contractually specified cash base rent Cash ABR for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including Disclaimer those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that Essential Properties Realty Trust, Inc. and the Essential Properties Realty date. Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset Rent Coverage Ratio REIT, information about which can be obtained at (https://www.gcear.com). Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. 19 Supplemental Financial and Operating Information | As of June 30, 2020